[front cover]

DECEMBER 31, 1999

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

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International Bond

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                                                                        American
                                                                         Century

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[left margin]

INTERNATIONAL BOND
(BEGBX)
---------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     U.S. investors who held international bonds generally endured a tough year in 1999. Rising bond yields that were fueled by expectations of higher interest rates provided one significant hurdle.  A strong U.S. dollar relative to major world currencies--particularly Europe's unified currency, the euro--provided another. Together, these factors constricted the performance of American Century
International Bond.

     Nevertheless, we remain committed to International Bond's basic objective of providing investors with a relatively unhedged exposure to high-quality overseas bonds. The diversification benefits of investing in international bonds can be significant, as they were in 1998.

     Turning to corporate matters, we are constantly looking for ways to lower the costs of trading securities and generate better returns for shareholders. To that end, we have made strategic investments in several companies that allow buyers and sellers of securities to connect directly, efficiently, and anonymously. Many of our trades are executed over alternative trading networks.
Savings in this area directly affect the performance of your funds.

     We're also pleased to announce that American Century has been named by
Fortune magazine as one of its "100 Best Companies to Work For." In addition, American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm.

     We do not take acknowledgements such as these lightly--they enable us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our effort to provide you with excellent investment management and service.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
INTERNATIONAL BOND

   Bond Holdings
      by Country ..........................................................    6
   Schedule of Investments ................................................    7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    9
   Statement of Operations ................................................   10
   Statements of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
   Financial Highlights ...................................................   15
   Report of Independent
      Accountants .........................................................   17
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   18
   Background Information
      Investment Philosophy
         and Policies .....................................................   19
      Comparative Indices .................................................   19
      Lipper Rankings .....................................................   19
      The Fund's Subadvisor ...............................................   19
      Investment Team
         Leaders ..........................................................   19
   Glossary ...............................................................   20

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   Rising interest rates and the strength of the U.S. dollar played a significant role in undermining the performance of international bonds in
    1999 for U.S. investors.

*   Europe's unified currency--the euro--sank roughly 15% against the dollar in its lackluster first year.

*   Corporate bond issuance within the euro zone in 1999 was more than double
    1998 levels. This added supply weighed heavily on European bond performance.

*   Japanese bonds posted positive returns that were amplified when translated into U.S. dollars, due to the yen's rise against the U.S. currency.

MANAGEMENT Q&A

*   The fund's disappointing performance reflected a strong U.S. dollar and a difficult environment for overseas bonds. In general, 1999 was the exact opposite of 1998, when many factors worked in the fund's favor.

*   We shortened International Bond's duration (a measure of its sensitivity to interest rate fluctuations) in the first quarter and maintained that position throughout the year. By keeping duration short, we were able to mitigate losses as interest rates rose around the world.

*   High-quality corporate and asset-backed bonds were added to the portfolio, which helped boost International Bond's yield.

*   We will probably maintain the portfolio's underweight in Japanese bonds--and likely the yen, too--compared with the benchmark for now. However, we will be looking for opportunities to add European bond exposure when we think that yields have risen enough to compensate investors for the risk of sustained growth and rising inflation.

[left margin]

                INTERNATIONAL BOND(1)
                      (BEGBX)
     TOTAL RETURNS:            AS OF 12/31/99
       6 Months                       -0.19%(2)
       1 Year                        -10.36%
     INCEPTION DATE:                   1/7/92
     NET ASSETS:               $113.7 million(3)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 20-21.

2      1-800-345-2021

Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE SNAPSHOT

     International bonds posted disappointing returns in 1999 for U.S.
investors. Interest rate concerns pushed global bond yields generally higher, and a strong U.S. dollar further eroded returns. Unlike the favorable environment of 1998, which produced a nearly ideal backdrop for investors in unhedged, high-quality international bonds, conditions in 1999 were quite different.

U.S. DEVELOPMENTS

     Rising U.S. interest rates and the strength of the U.S. dollar played a significant role in undermining international bond returns. Surprisingly robust growth kept investors overseas focused on the U.S., as did confidence that the
Federal Reserve was keeping a vigilant eye on inflation. With those factors coming into play, demand for U.S. assets remained high, boosting the dollar and withdrawing support from bonds issued by the 11-nation euro zone.

THE EUROPEAN SCENE

     Eventually, Europe's unified currency --the euro--may offer the U.S. dollar significant competition. But 1999 wasn't the start of such a trend--the euro sank roughly 15% against the dollar in its lackluster debut year. Hopes that the euro would be quickly accepted as an international reserve currency to rival the
U.S. dollar failed to materialize, and the dollar remained the world's currency of choice.

     Part of the blame for the euro's weakness has been tied to the European
Central Bank (ECB). In spite of expressed concerns about accelerating economic growth and higher inflation, the ECB maintained a largely hands-off approach toward its fledgling currency. Rather than raise rates to keep inflation in check and increase the overseas appeal of euro-denominated bonds, the ECB elected to leave rates mostly unchanged in 1999, calling into question the euro's viability as a major world currency.

A DEVELOPING BOND MARKET

     Issuance was another factor weighing on European bond performance.
Corporate bond issuance within the euro zone in 1999 was more than double 1998 levels. Though Europe's corporate bond market is currently only about a third the size of its U.S. counterpart, many expect the European market to continue expanding as more and more companies issue bonds as a financing alternative to stocks. The growing supply pushed European bond yields higher.

THE YEN COMEBACK

     Despite signs of improving economic growth and an increasingly large budget deficit, Japan's high domestic savings rate and falling levels of private credit demand supported Japanese bonds, leading to positive returns that were amplified when translated into U.S. dollars.

[right margin]

"RISING U.S. INTEREST RATES AND THE STRENGTH OF THE U.S. DOLLAR PLAYED A
SIGNIFICANT ROLE IN UNDERMINING INTERNATIONAL BOND RETURNS."

[line graph - data below]

EURO FALLS VS. THE DOLLAR
Value on 12/31/99
Euro's Value in Dollars    $1.01

DATE        Euro's Value in Dollars
12/31/98            $1.17
01/29/99            $1.14
02/28/99            $1.10
03/31/99            $1.08
04/30/99            $1.06
05/28/99            $1.04
06/30/99            $1.04
07/30/99            $1.07
08/31/99            $1.06
09/30/99            $1.07
10/29/99            $1.05
11/30/99            $1.01
12/31/99            $1.01

[line graph - data below]

JAPANESE YEN RISES VS. THE DOLLAR
Value on 12/31/99
Yen's Value in Dollars     $0.0098

DATE         Yen's Value in Dollars
12/31/98           $0.0088
01/29/99           $0.0086
02/28/99           $0.0084
03/31/99           $0.0084
04/30/99           $0.0084
05/28/99           $0.0082
06/30/99           $0.0083
07/30/99           $0.0087
08/31/99           $0.0091
09/30/99           $0.0094
10/29/99           $0.0096
11/30/99           $0.0098
12/31/99           $0.0098

Source: FactSet

                                                www.americancentury.com      3

International Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                         INVESTOR CLASS (INCEPTION 1/7/92)               ADVISOR CLASS (INCEPTION 10/27/98)
             INTERNATIONAL    FUND       INTERNATIONAL INCOME FUNDS(2)        INTERNATIONAL     FUND
                 BOND       BENCHMARK   AVERAGE RETURN   FUND'S RANKING           BOND        BENCHMARK
===============================================================================================================
6 MONTHS(1)     -0.19%       0.42%          1.22%             --                 -0.38%         0.42%
1 YEAR         -10.36%      -9.61%         -4.60%        50 OUT OF 57           -10.61%        -9.61%
===============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         -0.19%       0.46%          2.29%        34 OUT OF 40              --            --
5 YEARS          5.64%       6.19%          6.45%        18 OUT OF 29              --            --
LIFE OF FUND     6.06%      6.07%(3)       6.12%(4)      6 OUT OF 10(4)          -7.45%       -7.11%(5)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3)  Since 12/31/91, the date nearest the class's inception for which data are available.

(4)  Since 1/31/92, the date nearest the class's inception for which data are available.

(5)  Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 18-20 for information about share classes, the fund's benchmark, returns, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/99
Fund Benchmark     $16,018
Fund               $15,992

                    Fund           Fund Benchmark
DATE                VALUE              VALUE
1/7/92             $10,000            $10,000
3/31/92             $9,736             $9,386
6/30/92            $10,731            $10,391
9/30/92            $11,502            $11,050
12/31/92           $10,708            $10,120
3/31/93            $11,179            $10,610
6/30/93            $11,115            $10,548
9/30/93            $11,992            $11,218
12/31/93           $11,971            $11,200
3/31/94            $11,871            $11,317
6/30/94            $11,971            $11,528
9/30/94            $12,050            $11,749
12/31/94           $12,153            $11,863
3/31/95            $13,834            $13,543
6/30/95            $14,202            $13,906
9/30/95            $14,394            $14,188
12/31/95           $15,118            $14,906
3/31/96            $14,834            $14,633
6/30/96            $14,881            $14,700
9/30/96            $15,492            $15,256
12/31/96           $16,082            $15,798
3/31/97            $14,990            $14,759
6/30/97            $14,936            $14,735
9/30/97            $15,100            $14,833
12/31/97           $15,136            $14,957
3/31/98            $15,258            $15,056
6/30/98            $15,593            $15,424
9/30/98            $17,213            $17,012
12/31/98           $17,840            $17,722
3/31/99            $16,794            $16,763
6/30/99            $16,022            $15,952
9/30/99            $16,507            $16,566
12/31/99           $15,992            $16,018

$10,000 investment made 1/7/92

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The fund's benchmark is provided for comparison in each graph. From the fund's inception to December 31, 1997, the benchmark was the J.P. Morgan ECU-Weighted
European Index. Since January 1, 1998 the benchmark has been the J.P. Morgan
Global Traded Bond Index (excluding the U.S. and with Japan weighted at 15%).
International Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the benchmark do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                 Fund          Fund Benchmark
DATE            RETURN            RETURN
12/31/92*        7.08%             1.20%
12/31/93        11.79%            10.67%
12/31/94         1.52%             5.92%
12/31/95        24.40%            25.65%
12/31/96         6.38%             5.98%
12/31/97        -5.88%            -5.33%
12/31/98        17.87%            18.49%
12/31/99       -10.36%            -9.61%

* From 1/7/92 (the fund's inception date) to 12/31/92.

4      1-800-345-2021

International Bond--Q&A
--------------------------------------------------------------------------------
[photo of David M. Gibbon]
     An interview with David M. Gibbon, a portfolio manager on the International
Bond fund investment team.

HOW DID INTERNATIONAL BOND PERFORM  IN 1999?

     The fund's disappointing performance reflected a strong U.S. dollar and a difficult environment for overseas bonds, which were hampered by rising interest rates across the globe. The fund's total return for the year was -10.36%,*
which, before expenses (0.85% as of December 31, 1999), slightly outpaced the
-9.61% return of its benchmark, the J.P. Morgan Global Traded Government Bond
Index. (See page 4 for other fund performance comparisons.)

YOU MENTIONED THAT THE U.S. DOLLAR'S STRENGTH IMPACTED RETURNS. CAN YOU
ELABORATE?

     International Bond's basic objective is to provide shareholders with a fund that invests in high-quality international bonds denominated in foreign currencies. But the fund is also designed in part to provide a hedge against the dollar--to be an effective diversifier when the dollar is weak. That diversification effect can be neutralized, however, if the currencies in the fund are hedged. So we tend to use hedging strategies sparingly. The result is that when foreign currencies weaken against the U.S. dollar, fund performance often suffers. But the reverse is also true--when foreign currencies strengthen relative to the U.S. dollar, returns can be quite impressive.

     In 1998, for example, International Bond turned in a stellar performance.
The appreciation of the German mark, French franc, and many other major foreign currencies relative to the U.S. dollar, along with falling interest rates, fueled a remarkable 17.87% return for International Bond--that's nearly three times its five-year average.

     However, 1999 was a very different story (see page 3). In spite of that recent performance, though, we remain committed to International Bond's basic objective because in years such as 1998, the benefits for investors can be significant.

GIVEN 1999'S CHALLENGING ENVIRONMENT, HOW DID YOU MANAGE INTERNATIONAL BOND'S
INTEREST RATE SENSITIVITY?

     We significantly shortened the fund's duration--a measure of its sensitivity to interest rate fluctuations--in the first quarter, and maintained that position throughout the year. We chose that position because early in 1999, global industrial production showed signs of recovery, with Southeast Asia demonstrating particularly strong momentum. Based on that developing rebound, we felt that market participants would begin to expect higher prices on global goods. And since rising inflation generally translates into higher interest rates, we repositioned the portfolio accordingly.

     That meant keeping duration in a relatively narrow band around 4.7 years, compared with the benchmark's duration of roughly 5.5 years. Remember, the longer a fund's duration when interest rates are rising, the more returns are diminished. So by keeping duration short, we were able to mitigate losses as interest rates rose around the world.

[right margin]

"THE FUND'S DISAPPOINTING PERFORMANCE REFLECTED A STRONG U.S. DOLLAR AND A
DIFFICULT ENVIRONMENT FOR OVERSEAS BONDS."

PORTFOLIO AT A GLANCE
                            12/31/99      12/31/98
NUMBER OF SECURITIES           32           25
WEIGHTED AVERAGE
   MATURITY                  6.6 YRS      7.3 YRS
AVERAGE DURATION             4.7 YRS      5.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.85%        0.84%

Investment terms are defined in the Glossary on pages 20-21.

* All fund returns referenced in this interview are for Investor Class shares.

                                                www.americancentury.com      5

International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER CHANGES DID YOU MAKE TO  THE PORTFOLIO?

     We increased corporate bond holdings from about 19% in June to nearly 29%
in December. Non-government bonds in general were under pressure in 1999.
Increased investor demand for the perceived safety and liquidity of government securities, particularly toward year-end, caused the yield difference between corporate and government bonds to widen. That created what we felt was an opportunity to pick up some securities at attractive prices and yields.

     Along those lines, we added some high-quality corporate and asset-backed bonds, which helped boost the fund's yield. For example, we purchased AAA-rated euro-denominated bonds issued by General Motors and backed by European automobile loans. We also increased exposure to the European financial sector, principally through the purchase of German Landesbank debt.

HOW DID THOSE ADDITIONS IMPACT THE PORTFOLIO'S COUNTRY ALLOCATIONS?

     Actually, we tend to place a greater emphasis on regions than on specific countries. In Europe, specifically, Economic and Monetary Union (EMU) has helped to homogenize the outlook for euro zone members. That allows us to concentrate more on finding the best relative values in the region as a whole, rather than emphasizing country weightings.

     For example, the percentage of German bonds in the portfolio rose, while the percentage of bonds from France and Italy fell (see the chart at left). In spite of those adjustments, the fund's overall exposure to Europe was little changed.

SPEAKING OF EUROPE, THERE HAS RECENTLY BEEN TALK ABOUT THE CHANCE FOR A EURO
RALLY IN 2000. WHAT'S YOUR VIEW?

     We believe there's some merit in that outlook. Overall, we think that
European growth will remain solid, although the acceleration we saw in 1999 is unlikely to be repeated. Increasing synchronization of regional economies thanks to EMU should be positive for the euro going forward.

     But in the near term, there are factors that are likely to weigh on
Europe's unified currency. The European bond market has yet to benefit significantly from international demand. In fact, European investors have been significant buyers of U.S. corporate bonds, and money flowing out of Europe was a factor behind 1999's euro weakness.

     We don't see a reversal of this trend in the coming months, and think that the short-term outlook for the euro could be further weakness. It may take until the latter half of 2000 before we see any real appreciation in the currency.

GIVEN YOUR OUTLOOK, HOW DO YOU PLAN TO MANAGE THE PORTFOLIO?

     We may add to the portfolio's European bond exposure when we think that yields have risen enough to compensate for the risk of sustained growth and rising inflation. In addition, we will probably maintain the fund's underweight in Japanese bonds--and likely the yen, too. Though Japanese bond prices have been stubbornly firm, we think that the country's bonds are currently a bit overvalued.

     From a duration standpoint, we plan to keep the portfolio's interest rate sensitivity on the short side in case global interest rates continue to rise.

[left margin]

"WE INCREASED CORPORATE BOND HOLDINGS FROM ABOUT 19% IN JUNE TO NEARLY 29%
IN DECEMBER."

BOND HOLDINGS BY COUNTRY
                           % OF FUND INVESTMENTS
                            AS OF         AS OF
                          12/31/99       6/30/99
GERMANY                     25%            15%
ITALY                       13%            14%
UNITED KINGDOM              13%            13%
FRANCE                       9%            15%
JAPAN                        7%             4%
U.S. (INCLUDING
     TEMPORARY CASH
     INVESTMENTS)            5%            10%
NETHERLANDS                  5%             5%
DENMARK                      5%             4%
SWEDEN                       5%             3%
SPAIN                        4%             4%
CANADA                       4%            11%
FINLAND                      3%             --
BELGIUM                      2%             2%

6      1-800-345-2021

International Bond--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

DECEMBER 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
GOVERNMENT BONDS -- 67.6%

BELGIUM -- 2.1%
EURO                      2,150,000  Kingdom of Belgium,
                                         8.75%, 6/25/02            $  2,376,672
                                                                   ------------
CANADA -- 4.3%
CAD                       6,630,000  Government of Canada,
                                         7.00%, 12/1/06               4,776,170
                                                                   ------------
DENMARK -- 4.5%
DKK                      19,600,000  Kingdom of Denmark,
                                         4.00%, 2/15/01               2,642,572
                         15,600,000  Kingdom of Denmark,
                                         8.00%, 3/15/06               2,385,227
                                                                   ------------
                                                                       5,027,799
                                                                   ------------
FINLAND -- 2.7%
EURO                      2,800,000  Republic of Finland, 8.75%,
                                         10/17/01                     3,031,164
                                                                   ------------
FRANCE -- 5.8%
EURO                     2,010,000   Government of France,
                                         3.00%, 7/12/01               1,990,648
                         4,460,000   Government of France,
                                         6.00%, 10/25/25              4,506,930
                                                                   ------------
                                                                       6,497,578
                                                                   ------------
GERMANY -- 10.1%
EURO                     4,440,823   German Federal Republic,
                                         4.50%, 8/19/02               4,480,840
                         1,641,246   German Federal Republic,
                                         6.00%, 7/4/07                1,725,485
                         5,600,000   German Federal Republic,
                                         3.75%, 1/4/09                5,012,916
                                                                   ------------
                                                                      11,219,241
                                                                   ------------
ITALY -- 12.8%
EURO                     7,970,000   Republic of Italy, 4.75%,
                                         5/1/03                       8,016,123
                         4,340,000   Republic of Italy, 4.50%,
                                         4/15/01                      4,394,849
                         1,550,000   Republic of Italy, 7.25%,
                                         11/1/26                      1,777,129
                                                                   ------------
                                                                      14,188,101
                                                                   ------------
JAPAN -- 7.1%
JPY                    626,400,000   Government of Japan,
                                         1.90%, 3/20/09               6,287,829
                       150,000,000   Government of Japan,
                                         3.00%, 9/20/05               1,618,257
                                                                   ------------
                                                                       7,906,086
                                                                   ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
NETHERLANDS -- 4.8%
EURO                     5,000,000   Government of Netherlands,
                                         6.50%, 4/15/03            $  5,301,968
                                                                   ------------
SPAIN -- 4.5%
EURO                     3,000,000   Government of Spain,
                                         7.90%, 2/28/02               3,231,052
                         1,572,007   Government of Spain,
                                         7.35%, 3/31/07               1,762,766
                                                                   ------------
                                                                       4,993,818
                                                                   ------------
SWEDEN -- 5.0%
SEK                     36,000,000   Kingdom of Sweden,
                                         5.50%, 4/12/02               4,267,172
                        10,200,000   Kingdom of Sweden,
                                         6.50%, 5/5/08                1,258,654
                                                                   ------------
                                                                       5,525,826
                                                                   ------------
UNITED KINGDOM -- 3.9%
GBP                        700,000   U.K. Treasury Bonds,
                                         6.00%, 12/7/28               1,385,821
                         1,780,000   U.K. Treasury Bonds,
                                         7.00%, 11/6/01               2,910,459
                                                                   ------------
                                                                       4,296,280
                                                                   ------------
TOTAL GOVERNMENT BONDS                                               75,140,703
                                                                   ------------
   (Cost $84,933,696)

CORPORATE BONDS -- 28.8%
FRANCE -- 3.4%
EURO                      3,620,000  Credit Local de France,
                                         6.00%, 9/24/01               3,735,410
                                                                   ------------
GERMANY -- 14.8%
DEM                      4,600,000   DSL Finance NV, 5.375%,
                                         1/21/08                      2,311,527
                         5,820,000   LKB Baden Wurttemberg
                                         Finance BV, 6.50%,
                                         9/15/08                      3,150,936
EURO                     2,000,000   European Investment Bank,
                                         4.00%, 4/15/09               1,790,327
                         5,750,000   Hypothekenbank in Essen
                                         AG, Series 533, 4.25%,
                                         7/6/09                       5,182,905
                         4,100,000   Rheinische Hypothekenbank
                                         AG, 4.50%, 9/9/04            4,019,219
                                                                   ------------
                                                                      16,454,914
                                                                   ------------

See Notes to Financial Statements                www.americancentury.com      7

International Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
UNITED KINGDOM -- 8.9%
GBP                      1,600,000   European Investment Bank,
                                         7.625%, 12/7/07           $  2,758,536
                         1,745,000   General Electric Capital
                                         Corp., 7.25%, 8/6/07         2,913,938
                         2,500,000   International Bank
                                         Reconstruction &
                                         Development, 7.125%,
                                         7/30/07                      4,188,855
                                                                   ------------
                                                                       9,861,329
                                                                   ------------
UNITED STATES -- 1.7%
EURO                     1,900,000   GMAC Swift Trust, Series
                                         1999-1, 5.00%,
                                         1/18/05                      1,877,905
                                                                   ------------
TOTAL CORPORATE BONDS                                                31,929,558
                                                                   ------------
   (Cost $30,494,407)

TEMPORARY CASH INVESTMENS -- 3.6%
USD                      4,000,000   FHLB Discount Notes,
                                         1.50%, 1/3/00(1)             3,999,667
                                                                   ------------
   (Cost $3,999,667)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $111,069,928
                                                                   ============
   (Cost $119,427,770)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                             Settlement                         Unrealized
   Contracts to Sell            Dates            Value         Gain (Loss)
-------------------------------------------------------------------------------
    19,930,587     DKK         2/24/00         $2,707,469         $15,289
    11,873,463     EURO        2/24/00         12,011,365          61,737
     2,096,845     GBP         2/24/00          3,387,128          14,565
    85,728,970     JPY         2/24/00            846,628         (1,628)
    22,984,961     SEK         2/24/00          2,711,651        (17,714)
                                           ----------------------------------
                                               $21,664,241        $72,249
                                           ==================================
(Value on Settlement Date $21,736,490)

                             Settlement                         Unrealized
   Contracts to Buy             Dates            Value         Gain (Loss)
-------------------------------------------------------------------------------
     2,354,707     AUD         2/24/00         $1,547,026         $49,549
       792,912     CAD         2/24/00            550,030          12,097
    12,114,195     EURO        2/24/00         12,254,894        (25,669)
     1,516,300     GBP         2/24/00          2,449,347          10,521
   793,507,065     JPY         2/24/00          7,836,386          18,583
                                           ----------------------------------
                                              $24,637,683         $65,081
                                           ==================================
(Value on Settlement Date $24,572,602)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar

CAD = Canadian Dollar

DEM = German Mark

DKK = Danish Krone

GBP = British Pound

FHLB = Federal Home Loan Bank

JPY = Japanese Yen

SEK = Swedish Krona

(1)  The rates for U.S. government agency discount notes are the yield to maturity at purchase.

8      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 1999

ASSETS
Investment securities, at value
  (identified cost of $119,427,770)
  (Note 3) ..............................................         $ 111,069,928
Cash ....................................................               330,636
Receivable for forward foreign
  currency exchange contracts ...........................               182,341
Interest receivable .....................................             2,524,884
                                                                  -------------
                                                                    114,107,789
                                                                  -------------

LIABILITIES
Payable for forward foreign
  currency exchange contracts ...........................                45,011
Payable for capital shares redeemed .....................               285,446
Accrued management fees (Note 2) ........................                82,066
Distribution and service fees
  payable (Note 2) ......................................                   294
Payable for trustees' fees and expenses .................                  --
                                                                  -------------
                                                                        412,817
                                                                  -------------

Net Assets ..............................................         $ 113,694,972
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in .........................................         $ 122,766,814
Undistributed net investment income .....................              (818,935)
Accumulated net realized loss on
  investments and foreign
  currency transactions .................................                43,768
Net unrealized depreciation on
  investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) ...........................            (8,296,675)
                                                                  -------------
                                                                  $ 113,694,972
                                                                  =============

Investor Class
Net assets ..............................................         $ 112,968,289
Shares outstanding ......................................            10,712,230
Net asset value per share ...............................         $       10.55

Advisor Class
Net assets ..............................................         $     726,683
Shares outstanding ......................................                69,060
Net asset value per share ...............................         $       10.52

See Notes to Financial Statements               www.americancentury.com      9

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Income:
Interest (net of foreign taxes
  withheld of $86,409) ....................................        $  5,492,629
                                                                   ------------

Expenses (Note 2):
Management fees ...........................................           1,112,611
Distribution fees .........................................                 843
Service fees ..............................................                 843
Trustees' fees and expenses ...............................              23,748
                                                                   ------------
                                                                      1,138,045
                                                                   ------------
Net investment income .....................................           4,354,584
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ...............................................              70,280
Foreign currency transactions .............................          (4,376,366)
                                                                   ------------
                                                                     (4,306,086)
                                                                   ------------

Change in net unrealized appreciation on:
Investments ...............................................          (7,472,818)
Translation of assets and liabilities
  in foreign currencies ...................................          (8,272,192)
                                                                   ------------
                                                                    (15,745,010)
                                                                   ------------

Net realized and unrealized loss on
  investments and foreign currency ........................         (20,051,096)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ...............................        $(15,696,512)
                                                                   ============

10      1-800-345-2021                       See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

Decrease in Net Assets                                 1999             1998
OPERATIONS
Net investment income ........................   $   4,354,584    $   6,205,025
Net realized gain (loss) on investments
  and foreign currency transactions ..........      (4,306,086)       6,392,408
Change in net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  in foreign currencies ......................     (15,745,010)      11,657,485
                                                 -------------    -------------
Net increase (decrease) in net
  assets resulting from operations ...........     (15,696,512)      24,254,918
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .............................      (5,282,666)      (2,151,681)
  Advisor Class ..............................          (5,126)            (442)
From net realized gains on
 investment transactions:
  Investor Class .............................            --         (3,258,320)
  Advisor Class ..............................            --               (425)
In excess of net realized
 gains on investments:
  Investor Class .............................      (2,487,639)      (3,258,320)
  Advisor Class ..............................          (1,585)            (425)
                                                 -------------    -------------
Decrease in net assets from distributions ....      (7,777,016)      (5,410,868)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets
  from capital share transactions ............     (20,276,787)     (27,129,919)
                                                 -------------    -------------

Net decrease in net assets ...................     (43,750,315)      (8,285,869)

NET ASSETS
Beginning of period ..........................     157,445,287      165,731,156
                                                 -------------    -------------
End of period ................................   $ 113,694,972    $ 157,445,287
                                                 =============    =============

Undistributed net investment income ..........   $    (818,935)   $   4,463,061
                                                 =============    =============

See Notes to Financial Statements              www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940
Act. The fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the
Investor Class and Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income less foreign taxes withheld (if any) is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. In addition, the fund may hold investments in forward foreign currency exchange contracts for purposes of gaining currency exposure in certain countries.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost.
The fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two months ended December 31, 1999, the fund incurred net capital and currency losses of $2,028,833. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

12      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1999

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which
ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a
Complex Fee based on the average net assets of all the funds managed by ACIM.
The rates for the Investment Category Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The
Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 1999, the effective annual Investor Class management fee was 0.83%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act.
The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the year ended December 31, 1999 were $1,686.

    ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, totaled
$293,235,744 and $308,841,192, respectively. On December 31, 1999, accumulated net unrealized depreciation was $8,718,227, based on the aggregate cost of investments of $119,788,155 for federal income tax purposes, which consisted of unrealized appreciation of $88,823 and unrealized depreciation of $8,807,050.
The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

                                                www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The trust has an unlimited number of shares authorized. Transactions in shares of the fund were as follows:

                                                  SHARES           AMOUNT
INVESTOR CLASS
Year ended December 31, 1999
Sold .......................................        6,237,612     $  70,918,968
Issued in reinvestment of distributions ....          646,211         7,233,924
Redeemed ...................................       (8,824,153)      (99,153,043)
                                                -------------     -------------
Net decrease ...............................       (1,940,330)    $ (21,000,151)
                                                =============     =============

Year ended December 31, 1998
Sold .......................................        8,134,417     $  97,172,379
Issued in reinvestment of distributions ....          410,096         4,992,185
Redeemed ...................................      (11,068,209)     (129,328,345)
                                                -------------     -------------
Net decrease ...............................       (2,523,696)    $ (27,163,781)
                                                =============     =============

ADVISOR CLASS
Year ended December 31, 1999
Sold .......................................           79,694     $     868,056
Issued in reinvestment of distributions ....              495             5,503
Redeemed ...................................          (13,844)         (150,195)
                                                -------------     -------------
Net increase ...............................           66,345     $     723,364
                                                =============     =============

Period ended December 31, 1998(1)
Sold .......................................            2,646     $      32,995
Issued in reinvestment of distributions ....               69               867
                                                -------------     -------------
Net increase ...............................            2,715     $      33,862
                                                =============     =============

(1) October 27, 1998 (commencement of sale) through December 31, 1998.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 1999.

14      1-800-345-2021

International Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                  Investor Class
                                             1999        1998         1997         1996         1995
PER-SHARE DATA
Net Asset Value, Beginning of Period .....  $12.44      $10.92       $11.79       $11.95       $10.36
                                          ---------   ----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income ..................  0.36(1)     0.47(1)       0.65         0.69         0.61
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ................  (1.62)       1.47        (1.34)        0.03         1.88
                                          ---------   ----------   ----------   ----------   ---------
  Total From Investment Operations .......  (1.26)       1.94        (0.69)        0.72         2.49
                                          ---------   ----------   ----------   ----------   ---------
Distributions
  From Net Investment Income .............  (0.43)      (0.17)        (0.04)      (0.71)       (0.90)
  In Excess of Net Investment Income .....    --          --           --         (0.02)         --
  From Net Realized Gains on
  Investment Transactions ................    --        (0.25)       (0.14)       (0.15)         --
  In Excess of Net Realized
  Gains on Investments ...................  (0.20)         --          --           --           --
                                          ---------   ----------   ----------   ----------   ---------
  Total Distributions ....................  (0.63)      (0.42)       (0.18)       (0.88)       (0.90)
                                          ---------   ----------   ----------   ----------   ---------
Net Asset Value, End of Period ...........  $10.55      $12.44       $10.92       $11.79       $11.95
                                          =========   ==========   ==========   ==========   =========
  Total Return(2) ........................ (10.36)%     17.87%       (5.88)%       6.38%       24.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................   0.85%       0.84%        0.84%        0.83%        0.82%
Ratio of Net Investment Income
  to Average Net Assets ..................   3.27%       4.11%        4.82%        5.48%        6.14%
Portfolio Turnover Rate ..................   239%        322%         163%         242%         167%
Net Assets, End of Period
  (in thousands) ......................... $112,968    $157,412     $165,731     $252,456     $252,247

(1)  Calculated using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return for periods less than one year are not annualized.

See Notes to Financial Statements               www.americancentury.com      15

International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                  Advisor Class
                                               1999        1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......  $12.44       $12.50
                                            ----------   ---------
Income From Investment Operations
  Net Investment Income(2) .................   0.45         0.08
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ........  (1.74)        0.19
                                            ----------   ---------
  Total From Investment Operations .........  (1.29)        0.27
                                            ----------   ---------
Distributions
  From Net Investment Income ...............  (0.43)        (0.17)
  From Net Realized Gains on
  Investment Transactions ..................    --          (0.16)
  In Excess of Net Realized
  Gains on Investments .....................  (0.20)          --
                                            ----------   ---------
  Total Distributions ......................  (0.63)        (0.33)
                                            ----------   ---------
Net Asset Value, End of Period .............  $10.52       $12.44
                                            ==========   =========
  Total Return(3) .......................... (10.61)%       2.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................   1.10%      1.08%(4)
Ratio of Net Investment Income
  to Average Net Assets ....................   3.02%      3.71%(4)
Portfolio Turnover Rate ....................   239%         322%
Net Assets, End of Period
  (in thousands) ...........................   $727          $34

(1) October 27, 1998 (commencement of sale) through December 31, 1998.

(2) Calculated using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

16      1-800-345-2021                       See Notes to Financial Statements

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century International Bond Funds and
Shareholders of the International Bond Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund
(hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended December 31, 1996 were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements")
are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                          PricewaterhouseCoopers LLP

Kansas City, Missouri
February 3, 2000

                                                www.americancentury.com      17

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

18      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     INTERNATIONAL BOND seeks current income and capital appreciation by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

     The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

     International investing involves special risks, such as political instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons.
It is not an investment product available for purchase.

     The International Bond fund benchmark was the J.P. Morgan ECU-Weighted
European Index from inception through December 1997. Since January 1998, the benchmark has been the J.P. Morgan Global Traded Government Bond Index.

     The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia, and Australia.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's INTERNATIONAL INCOME FUNDS category consists of funds that invest in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the U.S., except in periods of market weakness).

THE FUND'S SUBADVISOR

     J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co.,
Incorporated.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       DAVID M. GIBBON (J.P. MORGAN)
       DOMINIC PEGLER (J.P. MORGAN)
       DAVE SCHROEDER

                                                www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 15-16.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point
(or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* COUPON -- the stated interest rate of a security.

FOREIGN CURRENCY TERMS

* CURRENCY FLUCTUATIONS -- the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

* CURRENCY HEDGING -- a strategy used to offset fluctuations in the value of a currency.

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

20      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

                                                www.americancentury.com      21

Notes
--------------------------------------------------------------------------------

22      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

                                                         Funds Distributor, Inc.
0002                               is the distributor for American Century funds
SH-ANN-19624                       (c)2000 American Century Services Corporation